As filed with the Securities and Exchange Commission on May 7, 2007
Registration No. 333-142371

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
To
Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
HANESBRANDS INC.*
(Exact name of registrant as specified in its charter)

Maryland	5600	20-3552316
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

1000 East Hanes Mill Road
Winston-Salem, North Carolina 27105
(336) 519-4400
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Joia M. Johnson, Esq.
Executive Vice President,
General Counsel and Corporate Secretary
Hanesbrands Inc.
1000 East Hanes Mill Road
Winston-Salem, North Carolina 27105
(336) 519-4400
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Gerald T. Nowak, Esq.
Kirkland & Ellis LLP
200 E. Randolph Drive
Chicago, Illinois 60601
(312) 861-2000

*The Co-Registrants listed on the next page are also included in this Form S-4 Registration Statement as additional Registrants.

Approximate date of commencement of proposed sale of the securities to the public:  Upon consummation of the exchange offer described herein.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Exact Name of Additional Registrant*	Jurisdiction of Formation	I.R.S. Employer Identification No.

BA International, L.L.C.	Delaware	20-3151349
Caribesock, Inc.	Delaware	36-4311677
Caribetex, Inc.	Delaware	36-4147282
CASA International, LLC	Delaware	01-0863412
Ceibena Del, Inc.	Delaware	36-4165547
Hanes Menswear, LLC	Delaware	66-0320041
Hanes Puerto Rico, Inc.	Delaware	36-3726350
Hanesbrands Direct, LLC	Colorado	20-5720114
Hanesbrands Distribution, Inc.	Delaware	36-4500174
HBI Branded Apparel Enterprises, LLC	Delaware	20-5720055
HBI Branded Apparel Limited, Inc.	Delaware	35-2274670
HbI International, LLC	Delaware	01-0863413
HBI Sourcing, LLC	Delaware	20-3552316
Inner Self, LLC	Delaware	36-4413117
Jasper-Costa Rica, L.L.C.	Delaware	51-0374405
National Textiles, L.L.C.	Delaware	56-2051054
Playtex Dorado, LLC	Delaware	13-2828179
Playtex Industries, Inc.	Delaware	51-0313092
Seamless Textiles, LLC	Delaware	36-4311900
UPCR, Inc.	Delaware	36-4165638
UPEL, Inc.	Delaware	36-4165642

*	The address for each of the additional Registrants is c/o Hanesbrands Inc., 1000 East Hanes Mill Road, Winston-Salem, NC 27105, telephone: (336) 519-4400. The primary standard industrial classification number for each of the additional Registrants is 5600. The name, address, including zip code, of the agent for service for each of the additional Registrants is Joia M. Johnson, Esq., Executive Vice President, General Counsel and Corporate Secretary of Hanesbrands Inc., 1000 East Hanes Mill Road, Winston-Salem, North Carolina 27105, telephone (336) 519-4400.

Explanatory Note

This Amendment No. 1 to Form S-4 is being filed solely to add additional exhibits and to modify certain undertakings included in Item 22 hereto.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 20.	Indemnification of Directors and Officers

Maryland

Registrant Hanesbrands Inc. is a Maryland corporation. Section 2-405.2 of MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment or other adjudication as material to the cause of action adjudicated in the proceeding. Our charter contains a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by MGCL.

Section 2-418(d) of MGCL requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director of the corporation who has been successful, on the merits or otherwise, in the defense of any proceeding to which such director was made a party by reason of the director’s service in that capacity. Section 2-418(b) permits a corporation to indemnify its present or former directors against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with any proceeding to which the director is made a party by reason of the director’s service as a director, unless it is established that (1) the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (2) the director actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. If, however, the proceeding was one by or in the right of the corporation and the director was adjudged liable to the corporation, the corporation may not indemnify the director. MGCL also permits a Maryland corporation to pay a director’s expenses in advance of the final disposition of an action to which the director is a party upon receipt by the corporation of (1) a written affirmation by the director of the director’s good faith belief that the director has met the standard of conduct necessary for indemnification and (2) a written undertaking by or on behalf of the director to repay the amount advanced if it is ultimately determined that the director did not meet the necessary standard of conduct. Section 2-418 of the MGCL defines a director as any person who is or was a director of a corporation and any person who, while a director of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan. Section 2-418(j)(2) of MGCL also permits a Maryland corporation to indemnify and advance expenses to its officers, employees and agents to the extent that it may indemnify and advance expenses to its directors.

Our bylaws obligate us, to the maximum extent permitted by MGCL, to indemnify any of our present or former directors or officers or those of our subsidiaries who (1) is made a party to a proceeding by reason of such person’s service in that capacity or (2) while a director or officer and at our request, serves or served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee from and against any claim or liability to which that person may become subject or which that person may incur by reason of such person’s services in such capacity and to pay or reimburse that person’s reasonable expenses in advance of final disposition of a proceeding. This indemnity could apply to liabilities under the Securities Act in certain circumstances.

Our bylaws also permit us, with the approval of our board of directors, to indemnify and advance expenses to (1) a person who served a predecessor in any of the capacities described above or (2) any of our employees or agents, or any employee or agent of a predecessor.

We also maintain indemnity insurance as permitted by Section 2-418 of MGCL, pursuant to which our officers and directors are indemnified or insured against liability or loss under certain circumstances, which may include liability or related losses under the Securities Act or the Exchange Act.

Delaware

BA International, L.L.C., Caribesock, Inc., Caribetex, Inc., CASA International, LLC, Ceibena Del, Inc., Hanes Menswear, LLC, Hanes Puerto Rico, Inc., Hanesbrands Distribution, Inc., HBI Branded Apparel Enterprises, LLC, HBI Branded Apparel Limited, Inc., HbI International, LLC, HBI Sourcing, LLC, Inner Self, LLC, Jasper-Costa Rica, L.L.C., National Textiles, L.L.C., Playtex Dorado, LLC, Playtex Industries, Inc., Seamless Textiles, LLC, UPCR, Inc. and UPEL, Inc. are organized under the laws of the State of Delaware.

Section 18-108 of the Delaware Limited Liability Company Act provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

Section 145 of the Delaware General Corporation Law, or the DGCL, provides that a corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of such corporation, and, with respect to any criminal actions and proceedings, had no reasonable cause to believe that his conduct was unlawful. A Delaware corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or contemplated action or suit by or in the right of such corporation, under the same conditions, except that such indemnification is limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person, and except that no indemnification is permitted without judicial approval if such person is adjudged to be liable to such corporation. Where an officer or director of a corporation is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to above, or any claim, issue or matter therein, the corporation must indemnify that person against the expenses (including attorneys’ fees) which such officer or director actually and reasonably incurred in connection therewith.

The Limited Liability Company Agreements of each of BA International, L.L.C., CASA International, LLC, Hanes Menswear, LLC, HBI Branded Apparel Enterprises, LLC, HbI International, LLC, HBI Sourcing, LLC, Inner Self, LLC, National Textiles, L.L.C., Playtex Dorado, LLC and Seamless Textiles, LLC provide, to the fullest extent authorized by the Delaware Limited Liability Company Act, for the indemnification of any manager, officer, employee or agent of the companies from and against any and all claims and demands arising by reason of the fact that such person is, or was, a manager, officer, employee or agent of the companies. The Limited Liability Company Agreement of Jasper-Costa Rica, L.L.C. provides, to the fullest extent authorized by the Delaware Limited Liability Company Act, for the indemnification of the member.

The charter documents of each of Caribesock, Inc., Caribetex, Inc., Ceibena Del, Inc., Hanesbrands Distribution, Inc., HBI Branded Apparel Limited, Inc., Playtex Industries, Inc., UPCR, Inc. and UPEL, Inc. provide for the indemnification of directors and officers to the fullest extent authorized by the DGCL. The charter documents of Hanes Puerto Rico, Inc. are silent as to indemnification.

The bylaws of each of Caribesock, Inc., Caribetex, Inc., Ceibena Del, Inc., Hanes Puerto Rico, Inc., Hanesbrands Distribution, Inc., UPCR, Inc. and UPEL, Inc. provide, subject to certain exceptions, for the indemnification of all current and former directors, officers, employees or agents against expenses, judgments, fines and amounts paid in connection with actions (other than actions by or in the right of the corporation) taken against such person by reason of the fact that he or she was a director, officer, employee or agent of the corporation. The bylaws of Playtex Industries, Inc. and HBI Branded Apparel Limited, Inc. provide generally for the indemnification of directors and officers to the fullest extent authorized by the DGCL.

Colorado

Hanesbrands Direct, LLC is organized under the laws of the State of Colorado.

Section 7-80-104(1)(k) of the Colorado Limited Liability Company Act permits a company to indemnify a member or manager or former member or manager of the limited liability company as provided in section 7-80-407. Under Section 7-80-407, a limited liability company shall reimburse a member or manager for payments made, and indemnify a member or manager for liabilities incurred by the member or manager, in the ordinary conduct of the business of the limited liability company or for the preservation of its business or property if such payments were made or liabilities incurred without violation of the member’s or manager’s duties to the limited liability company.

The Hanesbrands Direct, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by the Colorado Limited Liability Company Act, for the indemnification of any manager, director, officer, employee or agent of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a manager, director, officer, employee or agent of the company.

Notwithstanding the Limited Liability Company Agreement, the company may not indemnify a director under the Colorado Limited Liability Company Act: (a) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or (b) in connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.

Item 21.	Exhibits and Financial Statement Schedules

(a) Exhibits

The documents listed in the Index to Exhibits are filed as part of this Registration Statement.

(b) Financial Statement Schedule

The financial statement schedule listed in the Index to Combined and Consolidated Financial Statements is filed as part of this Registration Statement.

Item 22.	Undertakings

(a) Each of the undersigned registrants hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (§ 230.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424 (§230.424 of this chapter);

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(5) That, for purposes of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, each of the registrants has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of such registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(c) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(d) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act, Hanesbrands Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina on May 7, 2007.

HANESBRANDS INC.

/s/  Richard A. Noll
Richard A. Noll
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ Lee A. Chaden Lee A. Chaden	Executive Chairman and Director	May 7, 2007

/s/ Richard A. Noll Richard A. Noll	Chief Executive Officer and Director (principal executive officer)	May 7, 2007

/s/ E. Lee Wyatt Jr. E. Lee Wyatt Jr.	Executive Vice President, Chief Financial Officer (principal financial officer)	May 7, 2007

/s/ Dale W. Boyles Dale W. Boyles	Vice President, Chief Accounting Officer and Controller (principal accounting officer)	May 7, 2007

* Harry A. Cockrell	Director

* Charles W. Coker	Director

* Bobby J. Griffin	Director

* James C. Johnson	Director

* Jessica T. Mathews	Director

* J. Patrick Mulcahy	Director

* Alice M. Peterson	Director

* Andrew J. Schindler	Director

*By: /s/ Joia M. Johnson Attorney-in-fact		May 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act, BA International, L.L.C. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina on May 7, 2007.

BA INTERNATIONAL, L.L.C.

/s/  Joia M. Johnson
Joia M. Johnson
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ Joia M. Johnson Joia M. Johnson	President and Manager (principal executive officer)	May 7, 2007

/s/ Dale W. Boyles Dale W. Boyles	Vice President and Controller (principal financial officer and principal accounting officer)	May 7, 2007

/s/ Catherine A. Meeker Catherine A. Meeker	Manager	May 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act, Caribesock, Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina on May 7, 2007.

CARIBESOCK, INC.

/s/  Joia M. Johnson
Joia M. Johnson
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ Joia M. Johnson Joia M. Johnson	President and Director (principal executive officer)	May 7, 2007

/s/ Dale W. Boyles Dale W. Boyles	Vice President and Controller (principal financial officer and principal accounting officer)	May 7, 2007

/s/ Catherine A. Meeker Catherine A. Meeker	Director	May 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act, Caribetex, Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina on May 7, 2007.

CARIBETEX, INC.

/s/  Joia M. Johnson
Joia M. Johnson
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ Joia M. Johnson Joia M. Johnson	President and Director (principal executive officer)	May 7, 2007

/s/ Dale W. Boyles Dale W. Boyles	Vice President and Controller (principal financial officer and principal accounting officer)	May 7, 2007

/s/ Catherine A. Meeker Catherine A. Meeker	Director	May 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act, CASA International, LLC has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina on May 7, 2007.

CASA INTERNATIONAL, LLC

/s/  Joia M. Johnson
Joia M. Johnson
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ Joia M. Johnson Joia M. Johnson	President and Manager (principal executive officer)	May 7, 2007

/s/ Dale W. Boyles Dale W. Boyles	Vice President and Controller (principal financial officer and principal accounting officer)	May 7, 2007

/s/ Catherine A. Meeker Catherine A. Meeker	Manager	May 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act, Ceibena Del, Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina on May 7, 2007.

CEIBENA DEL, INC.

/s/  Joia M. Johnson
Joia M. Johnson
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ Joia M. Johnson Joia M. Johnson	President and Director (principal executive officer)	May 7, 2007

/s/ Dale W. Boyles Dale W. Boyles	Vice President and Controller (principal financial officer and principal accounting officer)	May 7, 2007

/s/ Catherine A. Meeker Catherine A. Meeker	Director	May 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act, Hanes Menswear, LLC has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina on May 7, 2007.

HANES MENSWEAR, LLC

/s/  Joia M. Johnson
Joia M. Johnson
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ Joia M. Johnson Joia M. Johnson	President and Manager (principal executive officer)	May 7, 2007

/s/ Dale W. Boyles Dale W. Boyles	Vice President and Controller (principal financial officer and principal accounting officer)	May 7, 2007

/s/ Catherine A. Meeker Catherine A. Meeker	Manager	May 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act, Hanes Puerto Rico, Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina on May 7, 2007.

HANES PUERTO RICO, INC.

/s/  Joia M. Johnson
Joia M. Johnson
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ Joia M. Johnson Joia M. Johnson	President and Director (principal executive officer)	May 7, 2007

/s/ Dale W. Boyles Dale W. Boyles	Vice President (principal financial officer and principal accounting officer)	May 7, 2007

/s/ Catherine A. Meeker Catherine A. Meeker	Director	May 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act, Hanesbrands Direct, LLC has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina on May 7, 2007.

HANESBRANDS DIRECT, LLC

/s/  Michael O. Ernst
Michael O. Ernst
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ Michael O. Ernst Michael O. Ernst	President (principal executive officer)	May 7, 2007

/s/ Dale W. Boyles Dale W. Boyles	Vice President and Controller (principal financial officer and principal accounting officer)	May 7, 2007

/s/ Joia M. Johnson Joia M. Johnson	Manager	May 7, 2007

/s/ Catherine A. Meeker Catherine A. Meeker	Manager	May 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act, Hanesbrands Distribution, Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina on May 7, 2007.

HANESBRANDS DISTRIBUTION, INC.

/s/  Joia M. Johnson
Joia M. Johnson
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ Joia M. Johnson Joia M. Johnson	President and Director (principal executive officer)	May 7, 2007

/s/ Dale W. Boyles Dale W. Boyles	Vice President (principal financial officer and principal accounting officer)	May 7, 2007

/s/ Catherine A. Meeker Catherine A. Meeker	Director	May 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act, HBI Branded Apparel Enterprises, LLC has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina on May 7, 2007.

HBI BRANDED APPAREL ENTERPRISES, LLC

/s/  Joia M. Johnson
Joia M. Johnson
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ Joia M. Johnson Joia M. Johnson	President and Manager (principal executive officer)	May 7, 2007

/s/ Dale W. Boyles Dale W. Boyles	Vice President and Controller (principal financial officer and principal accounting officer)	May 7, 2007

/s/ Catherine A. Meeker Catherine A. Meeker	Manager	May 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act, HBI Branded Apparel Limited, Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina on May 7, 2007.

HBI BRANDED APPAREL LIMITED, INC.

/s/  Joia M. Johnson
Joia M. Johnson
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ Joia M. Johnson Joia M. Johnson	President and Director (principal executive officer)	May 7, 2007

/s/ Dale W. Boyles Dale W. Boyles	Vice President and Controller (principal financial officer and principal accounting officer)	May 7, 2007

/s/ Catherine A. Meeker Catherine A. Meeker	Director	May 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act, HbI International, LLC has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina on May 7, 2007.

HBI INTERNATIONAL, LLC

/s/  Joia M. Johnson
Joia M. Johnson
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ Joia M. Johnson Joia M. Johnson	President and Manager (principal executive officer)	May 7, 2007

/s/ Dale W. Boyles Dale W. Boyles	Vice President and Controller (principal financial officer and principal accounting officer)	May 7, 2007

/s/ Catherine A. Meeker Catherine A. Meeker	Manager	May 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act, HBI Sourcing, LLC has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina on May 7, 2007.

HBI SOURCING, LLC

/s/  Joia M. Johnson
Joia M. Johnson
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ Joia M. Johnson Joia M. Johnson	President (principal executive officer)	May 7, 2007

/s/ Dale W. Boyles Dale W. Boyles	Vice President and Controller (principal financial officer and principal accounting officer)	May 7, 2007

/s/ Joia M. Johnson Hanesbrands Inc., as sole member of HBI Sourcing, LLC By: Joia M. Johnson, Executive Vice President, General Counsel and Corporate Secretary		May 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act, Inner Self, LLC has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina on May 7, 2007.

INNER SELF, LLC

/s/  Joia M. Johnson
Joia M. Johnson
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ Joia M. Johnson Joia M. Johnson	President (principal executive officer)	May 7, 2007

/s/ Dale W. Boyles Dale W. Boyles	Vice President and Controller (principal financial officer and principal accounting officer)	May 7, 2007

/s/ Catherine A. Meeker Catherine A. Meeker	Manager	May 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act, Jasper-Costa Rica, L.L.C. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina on May 7, 2007.

JASPER-COSTA RICA, L.L.C.

/s/  Joia M. Johnson
Joia M. Johnson
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ Joia M. Johnson Joia M. Johnson	President (principal executive officer)	May 7, 2007

/s/ Dale W. Boyles Dale W. Boyles	Vice President and Controller (principal financial officer and principal accounting officer)	May 7, 2007

/s/ Catherine A. Meeker Industria Textileras del Este, S. de R.L., as sole member By: Catherine A. Meeker Fourth Manager		May 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act, National Textiles, L.L.C. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina on May 7, 2007.

NATIONAL TEXTILES, L.L.C.

/s/  Joia M. Johnson
Joia M. Johnson
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ Joia M. Johnson Joia M. Johnson	President and Manager (principal executive officer)	May 7, 2007

/s/ Dale W. Boyles Dale W. Boyles	Vice President and Controller (principal financial officer and principal accounting officer)	May 7, 2007

/s/ Catherine A. Meeker Catherine A. Meeker	Manager	May 7, 2007

/s/ Grady L. Crosby Grady L. Crosby	Manager	May 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act, Playtex Dorado, LLC has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina on May 7, 2007.

PLAYTEX DORADO, LLC

/s/  Joia M. Johnson
Joia M. Johnson
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ Joia M. Johnson Joia M. Johnson	President and Manager (principal executive officer)	May 7, 2007

/s/ Dale W. Boyles Dale W. Boyles	Vice President and Controller (principal financial officer and principal accounting officer)	May 7, 2007

/s/ Catherine A. Meeker Catherine A. Meeker	Manager	May 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act, Playtex Industries, Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina on May 7, 2007.

PLAYTEX INDUSTRIES, INC.

/s/  Joia M. Johnson
Joia M. Johnson
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ Joia M. Johnson Joia M. Johnson	President and Director (principal executive officer)	May 7, 2007

/s/ Dale W. Boyles Dale W. Boyles	Vice President and Controller (principal financial officer and principal accounting officer)	May 7, 2007

/s/ Catherine A. Meeker Catherine A. Meeker	Director	May 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act, Seamless Textiles, LLC has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina on May 7, 2007.

SEAMLESS TEXTILES, LLC

/s/  Joia M. Johnson
Joia M. Johnson
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ Joia M. Johnson Joia M. Johnson	President and Manager (principal executive officer)	May 7, 2007

/s/ Dale W. Boyles Dale W. Boyles	Vice President and Controller (principal financial officer and principal accounting officer)	May 7, 2007

/s/ Catherine A. Meeker Catherine A. Meeker	Manager	May 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act, UPCR, Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina on May 7, 2007.

UPCR, INC.

/s/  Joia M. Johnson
Joia M. Johnson
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ Joia M. Johnson Joia M. Johnson	President and Director (principal executive officer)	May 7, 2007

/s/ Dale W. Boyles Dale W. Boyles	Vice President and Controller (principal financial officer and principal accounting officer)	May 7, 2007

/s/ Catherine A. Meeker Catherine A. Meeker	Director	May 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act, UPEL, Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina on May 7, 2007.

UPEL, INC.

/s/  Joia M. Johnson
Joia M. Johnson
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

/s/ Joia M. Johnson Joia M. Johnson	President and Director (principal executive officer)	May 7, 2007

/s/ Dale W. Boyles Dale W. Boyles	Vice President and Controller (principal financial officer and principal accounting officer)	May 7, 2007

/s/ Catherine A. Meeker Catherine A. Meeker	Director	May 7, 2007

INDEX TO EXHIBITS

References in this Index to Exhibits to the “Registrant” are to Hanesbrands Inc.

Exhibit
Number	Description

3.1	Articles of Amendment and Restatement of Hanesbrands Inc. (incorporated by reference from Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).
3.2	Articles Supplementary (Junior Participating Preferred Stock, Series A) (incorporated by reference from Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).
3.3	Amended and Restated Bylaws of Hanesbrands Inc. (incorporated by reference from Exhibit 3.3 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).
3.4	Certificate of Formation of BA International, L.L.C.**
3.5	Limited Liability Company Agreement of BA International, L.L.C.**
3.6	Certificate of Incorporation of Caribesock, Inc., together with Certificate of Change of Location of Registered Office and Registered Agent.**
3.7	Bylaws of Caribesock, Inc.**
3.8	Certificate of Incorporation of Caribetex, Inc., together with Certificate of Change of Location of Registered Office and Registered Agent.**
3.9	Bylaws of Caribetex, Inc.**
3.10	Certificate of Formation of CASA International, LLC.**
3.11	Limited Liability Company Agreement of CASA International, LLC.**
3.12	Certificate of Incorporation of Ceibena Del, Inc., together with Certificate of Change of Location of Registered Office and Registered Agent.**
3.13	Bylaws of Ceibena Del, Inc.**
3.14	Certificate of Formation of Hanes Menswear, LLC, together with Certificate of Conversion from a Corporation to a Limited Liability Company Pursuant to Section 18-214 of the Limited Liability Company Act and Certificate of Change of Location of Registered Office and Registered Agent.**
3.15	Limited Liability Company Agreement of Hanes Menswear, LLC.**
3.16	Certificate of Incorporation of HPR, Inc., together with Certificate of Merger of Hanes Puerto Rico, Inc. into HPR, Inc. (now known as Hanes Puerto Rico, Inc.).**
3.17	Bylaws of Hanes Puerto Rico, Inc.**
3.18	Articles of Organization of Sara Lee Direct, LLC, together with Articles of Amendment reflecting the change of the entity’s name to Hanesbrands Direct, LLC.**
3.19	Limited Liability Company Agreement of Sara Lee Direct, LLC (now known as Hanesbrands Direct, LLC).**
3.20	Certificate of Incorporation of Sara Lee Distribution, Inc., together with Certificate of Amendment of Certificate of Incorporation of Sara Lee Distribution, Inc. reflecting the change of the entity’s name to Hanesbrands Distribution, Inc.**
3.21	Bylaws of Sara Lee Distribution, Inc. (now known as Hanesbrands Distribution, Inc.).**
3.22	Certificate of Formation of HBI Branded Apparel Enterprises, LLC.**
3.23	Operating Agreement of HBI Branded Apparel Enterprises, LLC.**
3.24	Certificate of Incorporation of HBI Branded Apparel Limited, Inc.**
3.25	Bylaws of HBI Branded Apparel Limited, Inc.**
3.26	Certificate of Formation of HbI International, LLC.**
3.27	Limited Liability Company Agreement of HbI International, LLC.**
3.28	Certificate of Formation of SL Sourcing, LLC, together with Certificate of Amendment to the Certificate of Formation of SL Sourcing, LLC reflecting the change of the entity’s name to HBI Sourcing, LLC.**

Exhibit
Number	Description

3.29	Limited Liability Company Agreement of SL Sourcing, LLC (now known as HBI Sourcing, LLC).**
3.30	Certificate of Formation of Inner Self, LLC.**
3.31	Limited Liability Company Agreement of Inner Self, LLC.**
3.32	Certificate of Formation of Jasper-Costa Rica, L.L.C.**
3.33	Amended and Restated Limited Liability Company Agreement of Jasper-Costa Rica, L.L.C.**
3.34	Certificate of Formation of United States Knitting, L.L.C., together with Certificate of Amendment reflecting the change of the entity’s name to National Textiles, L.L.C. and subsequent Certificate of Amendment.**
3.35	Amended and Restated Limited Liability Company Agreement of National Textiles, L.L.C.
3.36	Certificate of Formation of Playtex Dorado, LLC, together with Certificate of Conversion from a Corporation to a Limited Liability Company Pursuant to Section 18-214 of the Limited Liability Company Act.**
3.37	Amended and Restated Limited Liability Company Agreement of Playtex Dorado, LLC.**
3.38	Certificate of Incorporation of Playtex Industries, Inc.**
3.39	Bylaws of Playtex Industries, Inc.**
3.40	Certificate of Formation of Seamless Textiles, LLC, together with Certificate of Conversion from a Corporation to a Limited Liability Company Pursuant to Section 18-214 of the Limited Liability Company Act.**
3.41	Limited Liability Company Agreement of Seamless Textiles, LLC.**
3.42	Certificate of Incorporation of UPCR, Inc., together with Certificate of Change of Location of Registered Office and Registered Agent.**
3.43	Bylaws of UPCR, Inc.**
3.44	Certificate of Incorporation of UPEL, Inc., together with Certificate of Change of Location of Registered Office and Registered Agent.**
3.45	Bylaws of UPEL, Inc.**
4.1	Rights Agreement between Hanesbrands Inc. and Computershare Trust Company, N.A., Rights Agent. (incorporated by reference from Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).
4.2	Form of Rights Certificate (incorporated by reference from Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).
4.3	Placement Agreement, dated December 11, 2006, among Hanesbrands Inc., certain subsidiaries of Hanesbrands Inc., Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated (incorporated by reference from Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 15, 2006).
4.4	Indenture, dated as of December 14, 2006, among Hanesbrands Inc., certain subsidiaries of Hanesbrands Inc., and Branch Banking and Trust Company, as Trustee (incorporated by reference from Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 20, 2006).
4.5	Registration Rights Agreement with respect to Floating Rate Senior Notes due 2014, dated as of December 14, 2006, among Hanesbrands Inc., certain subsidiaries of Hanesbrands Inc., and Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, ABN AMRO Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., and HSBC Securities (USA) Inc. (incorporated by reference from Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 20, 2006).
5.1	Opinion of Kirkland & Ellis LLP regarding the validity of certain securities offered hereby.
5.2	Opinion of Hogan & Hartson LLP regarding the validity of certain securities offered hereby.
10.1	Hanesbrands Inc. Omnibus Incentive Plan of 2006 (incorporated by reference from Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).*

Exhibit
Number	Description

10.2	Form of Stock Option Grant Notice and Agreement under the Hanesbrands Inc. Omnibus Incentive Plan of 2006 (incorporated by reference from Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).*
10.3	Form of Restricted Stock Unit Grant Notice and Agreement under the Hanesbrands Inc. Omnibus Incentive Plan of 2006. (incorporated by reference from Exhibit 10.4 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).*
10.4	Form of Non-Employee Director Restricted Stock Unit Grant Notice and Agreement under the Hanesbrands Inc. Omnibus Incentive Plan of 2006 (incorporated by reference from Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).*
10.5	Form of Non-Employee Director Stock Option Grant Notice and Agreement under the Hanesbrands Inc. Omnibus Incentive Plan of 2006 (incorporated by reference from Exhibit 10.5 to the Registrant’s Transition Report on Form 10-K filed with the Securities and Exchange Commission on February 22, 2007).*
10.6	Hanesbrands Inc. Retirement Savings Plan (incorporated by reference from Exhibit 10.5 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).*
10.7	Hanesbrands Inc. Supplemental Employee Retirement Plan (incorporated by reference from Exhibit 10.6 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).*
10.8	Hanesbrands Inc. Performance-Based Annual Incentive Plan (incorporated by reference from Exhibit 10.7 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).*
10.9	Hanesbrands Inc. Executive Deferred Compensation Plan (incorporated by reference from Exhibit 10.8 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).*
10.10	Hanesbrands Inc. Executive Life Insurance Plan (incorporated by reference from Exhibit 10.9 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).*
10.11	Hanesbrands Inc. Executive Long-Term Disability Plan (incorporated by reference from Exhibit 10.10 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).*
10.12	Hanesbrands Inc. Employee Stock Purchase Plan of 2006 (incorporated by reference from Exhibit 10.11 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).*
10.13	Hanesbrands Inc. Non-Employee Director Deferred Compensation Plan (incorporated by reference from Exhibit 10.12 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).*
10.14	Severance/Change in Control Agreement dated September 1, 2006 between the Registrant and Richard A. Noll (incorporated by reference from Exhibit 10.13 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).*
10.15	Severance/Change in Control Agreement dated September 1, 2006 between the Registrant and Joan P. McReynolds (incorporated by reference from Exhibit 10.14 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).*
10.16	Severance/Change in Control Agreement dated September 1, 2006 between the Registrant and Kevin D. Hall (incorporated by reference from Exhibit 10.15 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).*
10.17	Severance/Change in Control Agreement dated September 1, 2006 between the Registrant and Michael Flatow (incorporated by reference from Exhibit 10.16 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).*

Exhibit
Number	Description

10.18	Severance/Change in Control Agreement dated September 1, 2006 between the Registrant and Gerald W. Evans Jr. (incorporated by reference from Exhibit 10.17 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).*
10.19	Severance/Change in Control Agreement dated September 1, 2006 between the Registrant and E. Lee Wyatt Jr. (incorporated by reference from Exhibit 10.18 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).
10.20	Severance/Change in Control Agreement dated September 1, 2006 between the Registrant and Lee A. Chaden (incorporated by reference from Exhibit 10.19 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).*
10.21	Severance/Change in Control Agreement dated September 1, 2006 between the Registrant and Kevin W. Oliver (incorporated by reference from Exhibit 10.20 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2006).*
10.22	Severance/Change in Control Agreement dated March 5, 2007 between the Registrant and Joia M. Johnson.*, **
10.23	Master Separation Agreement dated August 31, 2006 between the Registrant and Sara Lee Corporation (incorporated by reference from Exhibit 10.21 to the Registrant’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 28, 2006).
10.24	Tax Sharing Agreement dated August 31, 2006 between the Registrant and Sara Lee Corporation (incorporated by reference from Exhibit 10.22 to the Registrant’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 28, 2006).
10.25	Employee Matters Agreement dated August 31, 2006 between the Registrant and Sara Lee Corporation (incorporated by reference from Exhibit 10.23 to the Registrant’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 28, 2006).
10.26	Master Transition Services Agreement dated August 31, 2006 between the Registrant and Sara Lee Corporation (incorporated by reference from Exhibit 10.24 to the Registrant’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 28, 2006).
10.27	Real Estate Matters Agreement between the Registrant and Sara Lee Corporation (incorporated by reference from Exhibit 10.25 to the Registrant’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 28, 2006).
10.28	Indemnification and Insurance Matters Agreement dated August 31, 2006 between the Registrant and Sara Lee Corporation (incorporated by reference from Exhibit 10.26 to the Registrant’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 28, 2006).
10.29	Intellectual Property Matters Agreement dated August 31, 2006 between the Registrant and Sara Lee Corporation (incorporated by reference from Exhibit 10.27 to the Registrant’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 28, 2006).
10.30	First Lien Credit Agreement dated September 5, 2006 (the “Senior Secured Credit Facility”) between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as co-syndication agents and the joint lead arrangers and joint bookrunners, Citicorp USA, Inc. as administrative agent and Citibank, N.A. as collateral agent (incorporated by reference from Exhibit 10.28 to the Registrant’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 28, 2006).†
10.31	First Amendment dated February 22, 2007 among Hanesbrands Inc. and the Lenders (as that term is defined in the Senior Secured Credit Facility) to the Senior Secured Credit Facility (incorporated by reference from Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 28, 2007).
10.32	Second Lien Credit Agreement dated September 5, 2006 between HBI Branded Apparel Limited, Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as co-syndication agents and the joint lead arrangers and joint bookrunners, Citicorp USA, Inc. as administrative agent and Citibank, N.A. as collateral agent (incorporated by reference from Exhibit 10.29 to the Registrant’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 28, 2006).†

Exhibit
Number	Description

10.33	Bridge Loan Agreement dated September 5, 2006 between the Registrant, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as co-syndication agents and the joint lead arrangers and joint bookrunners and Morgan Stanley Senior Funding, Inc. as administrative agent (incorporated by reference from Exhibit 10.30 to the Registrant’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 28, 2006).†
12.1	Ratio of Earnings to Fixed Charges.**
21.1	Subsidiaries of the Registrant.**
23.1	Consent of PricewaterhouseCoopers LLP.**
23.2	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).
23.3	Consent of Hogan & Hartson LLP (included in Exhibit 5.2).
24.1	Powers of Attorney (included on the signature pages hereto).**
25.1	Statement of eligibility of trustee on Form T-1 of Branch Banking & Trust Company, as trustee.**
99.1	Form of Letter of Transmittal.**
99.2	Form of Tender Instructions.**
99.3	Form of Notice of Guaranteed Delivery.**

*	Agreement relates to executive compensation.

**	Previously filed.

†	Portions of this exhibit were redacted pursuant to confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.